EXHIBIT 23

                     Report and Consent of Independent Auditors

The Board of Directors
PepsiCo, Inc.

The audits referred to in our report dated February 6, 1996 included the related financial statement schedule as of December 30, 1995 and December 31, 1994, and for each of the years in the three-year period ended December 30, 1995 listed in the accompanying index at Item 14(a)2. The financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.
We consent to the use of our reports included herein (or incorporated herein by reference) in the following Registration Statements and in the related Prospectuses.

                                                                  Registration
Description                                                    Statement Number
===========                                                    ================
Form S-3
--------
Pizza Hut Cincinnati, Inc. and Tri-L Pizza Huts, Inc. acquisitions   33-37271
PepsiCo SharePower Stock Option Plan for Employees of                33-35601,
   Monsieur Henri Wines, Ltd.                                        33-42122,
                                                                     33-56666 &
                                                                     33-66146
PepsiCo SharePower Stock Option Plan for Opco Employees              33-30658 &
                                                                     33-38014
PepsiCo SharePower Stock Option Plan for PCDC Employees              33-42121
PepsiCo SharePower Stock Option Plan for Employees
   of Chevys, Inc.                                                   33-66144
PepsiCo SharePower Stock Option Plan for  Employees of
   Southern Tier Pizza Hut, Inc. and STPH Delco, Inc.                33-66148
Pepsi-Cola Bottling Company Annapolis acquisition                    33-30372
$500,000,000 Euro-Medium-Term Notes                                  33-8677
$2,500,000,000 Debt Securities and Warrants                          33-39283
Semoran Management Corporation acquisition                           33-47527
$32,500,000 Puerto Rico Industrial, Medical and Environmental
   Pollution Control Facilities Financing Authority Adjustable
   Rate Industrial Revenue Bonds                                     33-53232
$3,322,000,000 Debt Securities and Warrants                          33-57181
$2,500,000,000 Debt Securities and Warrants                          33-51389
Extension of the PepsiCo SharePower Stock Option Plan to
   Employees of Snack Ventures Europe, a joint venture
   between  PepsiCo Foods International and General Mills, Inc.      33-50685
$4,587,000,000 Debt Securities and Warrants                          33-64243

Form S-4
--------
Erin Investment Corp. acquisition                                    33-31844
A&M Food Services, Inc. acquisition                                  33-4635
Pizza Hut Titusville, Inc. acquisition                               33-21607
Domestic  Kentucky Fried Chicken operations  of Collins Foods
   International, Inc. acquisition                                   33-37978
Pizza Management, Inc. acquisition                                   33-47314

Form S-8
--------
PepsiCo SharePower Stock Option Plan                                 33-35602,
                                                                     33-29037,
                                                                     33-42058,
                                                                     33-51496,
                                                                     33-54731 &
                                                                     33-66150
PepsiCo SharePower Stock Option Plan for Opco Employees              33-43189
1988 Director Stock Plan                                             33-22970
1979 Incentive Plan and the 1987 Incentive Plan                      33-19539
1994 Long-Term Incentive Plan                                        33-54733
1995 Stock Option Incentive Plan                                     33-61731
1979 Incentive Plan                                                  2-65410
PepsiCo, Inc. Long Term Savings Program                              2-82645,
                                                                     33-51514 &
                                                                     33-60965
Long Term Savings Programs of Taco Bell Corp., Pizza Hut, Inc.
   and Kentucky Fried Chicken Corporation, respectively              2-93163,
                                                                     2-99532 &
                                                                     33-10488
Restaurant Deferred Compensation Plan                                333-01377

New York, New York                            KPMG PEAT MARWICK LLP
March 26, 1996